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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
            --------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 24, 1995


                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)



     Delaware                   0-12798                 94-2754624
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(State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)



                       4560 Horton Street, Emeryville, CA        94608
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                    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
                                                   --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On April 24, 1995, Chiron Corporation and Viagene Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that they have signed a definitive agreement to effect a strategic merger that would enable Chiron to achieve synergies of the gene therapy research, development and manufacturing capabilities of the two companies. The Agreement and Plan of Merger between Viagene and Chiron and a Stockholders' Agreement among certain stockholders of Viagene and Chiron are attached as exhibits hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

                                                       Sequentially Numbered
     Exhibit Number                                             Page
     --------------                                    ---------------------
          10.67          Agreement and Plan of Merger
                         dated as of April 23, 1995
                         between Viagene, Inc. a
                         Delaware corporation, and
                         Chiron Corporation.

          10.68          Stockholders' Agreement dated
                         as of April 23, 1995 among
                         certain stockholders of Viagene,
                         Inc., a Delaware corporation,
                         and Chiron Corporation.

          99.1           Press release dated
                         April 24, 1995
                         referred to in Item 5 above.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHIRON CORPORATION


Date:          April 26, 1995                By:  William G. Green
                                                  -------------------------
                                                  William G. Green
                                                  Senior Vice President and
                                                  General Counsel


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                                INDEX TO EXHIBITS



                                                                 Sequentially
Exhibit No.                        Description                   Numbered Page
- -----------                        -----------                   -------------


10.67               Agreement and Plan of Merger dated
                    as of April 23, 1995 between Viagene,
                    Inc.,  a Delaware corporation, and Chiron
                    Corporation.

10.68               Stockholders' Agreement dated as of
                    April 23, 1995 among certain stockholders of Viagene, Inc., a Delaware corporation, and Chiron Corporation.

99.1                Press Release dated April 24, 1995.


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